SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (Date of Earliest Event Reported): December 1, 2004
                                                         ----------------

                             ARETE INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Colorado                        33-16820-D                   84-1508638
--------------------                 ------------             ------------------
(State or other jurisdiction          (Commission            (I.R.S.  Employer
      of incorporation)               File Number)           Identification No.)


 7102 La Vista Place Suite 100, Niwot, Colorado                         80503
------------------------------------------------                      ----------
   (Address of Principal Executive Offices)                           (Zip Code)


        Registrant's telephone number including area code: (303) 652-3113
                                                           ---------------

       (Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b)]
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)]

Item 8.01. Other Events.

The  Registrant  has  simultaneously  with  filing this  report,  issued a Press
Release disclosing that it has received a binding written offer from an unrelated third party oil and gas developer, giving it an exclusive period of 45 days from December 1, 2004 to purchase three oil and gas prospects located in Texas and Oklahoma. The Registrant voluntarily attaches a copy of the referenced Press Release hereto and incorporates it herein by reference as an exhibit under
Item 601 (20) of Regulation S-B of the US Securities and Exchange Commission. The written Offer Sheets contain proprietary and confidential information which if disclosed partially or completely would compromise the Registrants proprietary interests in the subject matter of the referenced Press Release and therefore have not been included as exhibits nor filed or furnished under the provisions of this Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARETE INDUSTRIES, INC.

Date:    December 14, 2004            By:   /s/ THOMAS P.  RAABE
         -----------------                  ----------------------------------
                                            Thomas P. Raabe, President,
                                            Chief Executive Officer, and
                                            Chairman of the Board of Directors

                                  EXHIBIT INDEX


   Exhibit Number                         Description
   --------------                         -----------

       99.1                               Company Press Release